                                                                EXHIBIT 10(i)(1)


                              SETTLEMENT AGREEMENT

        THIS SETTLEMENT AGREEMENT is entered into on this the 2nd day of May, 1991, by and between JEROME J. CONGLETON, JAYE CONGLETON, REBECCA CONGLETON BOENIGK, AND CONGLETON ERGONOMIC CHAIRS, INC., hereinafter referred to by name or, collectively, as "ERGONOMIC CHAIRS"; and MARK McMILLAN, MICHAEL McWHORTER, AND CONGLETON CHAIR WORKS, INC., formerly known as LUBBOCK MOLASSES, INC. D/B/A CONGLETON CHAIR WORKS OF COLLEGE STATION, hereinafter referred to by name or, collectively, as "CHAIR WORKS";

        WHEREAS, JEROME J. CONGLETON and JAYE CONGLETON have filed suit in the 85th Judicial District Court in Cause No. 33,588-85 against CHAIR WORKS and CHAIR WORKS has filed a counterclaim and third party action in that suit against ERGONOMIC CHAIRS;

        WHEREAS, ERGONOMIC CHAIRS and CHAIR WORKS are manufacturers of office, lab, and industrial chairs employing ergonomic technology and each have complained about the similarity in each business names and other business practices related to both past and current relationships and dealing between the parties;

        WHEREAS, ERGONOMIC CHAIRS and CHAIR WORKS have agreed to resolve and compromise their dispute with the entry of a settlement agreement and to conclude the litigation and other controversy between the parties based upon the terms of this Settlement Agreement.

        NOW, THEREFORE, for and in consideration of the promises and covenants herein expressed, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, JEROME J. CONGLETON, JAYE CONGLETON, REBECCA CONGLETON BOENIGK, and CONGLETON ERGONOMIC CHAIRS, INC., individually, and for their stockholders, officers, directors, employees, agents, legal representatives, successors, and assigns; and MARK McMILLAN, MICHAEL McWHORTER, and CONGLETON CHAIR WORKS, INC., individually, and on behalf of their stockholders, officers, directors, employees, agents, legal representatives, employees, successors and assigns, do hereby agree as follows:

        1. CONGLETON ERGONOMIC CHAIRS, INC. will remove the name "Congleton" from any business name and will not adopt in the future any business name which contains the name "Congleton" within it. CONGLETON CHAIR WORKS, INC. will remove the name "Congleton" from any business name and will not use in the future any business name which contains the name "Congleton" within it. CHAIR WORKS and ERGONOMIC CHAIRS will not use, adopt, or refer to any products as the "Congleton Chair" or use, adopt, or refer to any product using the name "Congleton", except as authorized in this paragraph. The change of name will be completed within thirty (30) days of the execution of this Settlement Agreement. Either company may employ any business or corporate name which is available for use so long as the business name does not contain the name "Congleton" within it. Either company may use existing advertisement so long as it complies with the other terms of this Agreement with a notation of the former company name (e.g., formerly known as) or orally advise persons of their former name but shall not do either for longer than six (6) months from the effective date of this Settlement Agreement. Both companies will change the current name of their respective companies in the white pages and the yellow pages of all telephone directories in the next publication to reflect their doing business under their new name with a notation of formerly known as.

After the next publication, there will be no reference to the former name in the white pages or in the yellow pages of any telephone directory. Thirty (30) days from the execution of this Settlement Agreement, the name "Congleton" may not be listed in either company's business name except as authorized in this paragraph. This provision of the Settlement Agreement does not prohibit ERGONOMIC CHAIRS from advertising and/or advising prospective customers or any other persons that JEROME J. CONGLETON designed, manufactured, consults with, or has any other current involvement with the chair being manufactured by that company, subject to the restrictions provided for in paragraph 2 and 3.

        2. CHAIR WORKS and its stockholders, officers, directors, employees, agents, representatives, dealers, and successors will immediately delete all reference to JEROME J. CONGLETON in their advertisements, videos, literature, and discussions, subject to the responses provided for in paragraph 6 and will immediately discontinue the use of JEROME J. CONGLETON's name in any manner which may infer that JEROME J. CONGLETON is in any manner connected with CHAIR WORKS. ERGONOMIC CHAIRS will not use the deletion of JEROME J. CONGLETON from such advertising, literature, and discussion for a competitive advantage, but would be restricted to the responses provided for in paragraph 6 of this Settlement Agreement. CHAIR WORKS may use any published article or publication by JEROME J. CONGLETON as of the effective date of this Settlement Agreement on neutral posture chairs or ergonomic chairs as long as the use of the article does not imply or infer that the chairs manufactured by CHAIR WORKS are affiliated with, endorsed by, or connected with JEROME J. CONGLETON. Any mention of JEROME J. CONGLETON by name shall include a disclaimer of association of JEROME J. CONGLETON with CHAIR WORKS.

        3. ERGONOMIC CHAIRS and CHAIR WORKS will not use the name "POS Chair" in a description of a type of chair being manufactured and sold by either company. It is the intention of the parties that all employees, agents, and representatives of each company immediately cease and desist from the use of the words "POS Chair" as a descriptive term for the type of chair manufactured and sold by either company. All future advertisements, literature, or written material (including correspondence) of both parties will not include any reference to the words "POS Chair" from the date of this agreement. This provision of the Settlement Agreement does not prohibit either company or both companies from taking any action deemed necessary to protect the name "POS Chair" from use by any party not subject to this Settlement Agreement. All existing advertisements, literature, or written material (including correspondence) in the possession of either party which does not comply with this Settlement Agreement will be destroyed or altered to comply with this Settlement Agreement within thirty (30) days of the execution of this Agreement. Both parties will use their best efforts to destroy or alter any noncomplying advertisements, literature, or written material which is in the possession of a third party not subject to their direct control.

        4. ERGONOMIC CHAIRS and CHAIR WORKS will change all model numbers, systems, and nomenclature necessary to insure that their model numbers, systems, and nomenclatures of types of chairs are dissimilar from those being used by the other company. It is agreed that the first company (CHAIR WORKS or ERGONOMIC CHAIRS) to use or adopt a model number, system, or nomenclature shall retain the right to use of each and the company with a subsequent use or adoption of a similar model number, system, or nomenclature shall change within thirty (30) days of the execution of this Agreement. Any model numbers, systems, or nomenclatures adopted or used by CONGLETON





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
WORKPLACE SYSTEMS, INC. shall not be considered to be model numbers, systems, and nomenclatures used or adopted by ERGONOMIC CHAIRS.

        5. ERGONOMIC CHAIRS will within thirty (30) days cease to use and abandon the use of telephone number (409) 693-9356 and Post Office Box 9440, College Station, Texas. It is agreed that all parties to this settlement, including their officers, directors, employees, representatives, and any person subject to their control, will not seek to obtain the use of the phone number described above or the Post Office box described above at any time in the future.

        6. The parties have agreed that each of them, their officers, employees, and sales representatives under the parties control, expressly excluding independent dealers, will be restricted to the following scripted responses on certain subjects as set forth below. All parties, their officers, employees, and sales representatives under the parties control, expressly excluding independent dealers, will respond to any inquiries on the subject matter(s) or any discussion involving these subject matter(s) with any person, including, but not limited to, customers, dealers, vendors, or acquaintances, or any situation generally described herein, only by reading the prepared response listed below.

             Subject                              Scripted Response
             -------                              -----------------

a.   Congleton Workplace Systems         "That company has been dissolved and no
                                         longer exists."

b.   Connection or association           "There is no connection or association
     of the two companies, i.e.          between our company and the company
     Ergonomic Chairs and Chair Works    which you have just identified."

c.   Dr. Congleton's former associ-      "Dr. Congleton was a consultant for the
     ation with Chair Works              Chair Works until October, 1988.
                                         Currently, he has no association or
                                         affiliation with the Chair Works or
                                         its products."

d.   The propriety of the other           "The company which you have just
     company producing chairs             identified is not prohibited from
                                          producing chairs. Our company and
                                          the company which you just
                                          identified are the only two companies
                                          licensed to use a patent on these
                                          chairs."

e.   The lawsuit, including all           "The lawsuit has been resolved and
     inquiries concerning the dis-        settled through a mutual agreement of
     pute and contentions of the          the parties. I am not permitted to
     parties.                             make any further comment."

f.   Contact made by a person of the      1. Identification - "You have
     wrong company based upon             contacted the wrong company. Our
     identification, referral, or         company name is ___________."
     discussions with a dealer which      2. By an identified dealer - "The
     has no association with the          dealer you have just identified is
     company being contacted.            not associated with our company. That
                                          dealer may be associated with (name of
                                          other company.)"

g.   Communication misdirected to an      "The person who you have just
     identified person.                   identified does not work for this
                                          company. It is believed that person
                                          works for (name of the other
                                          company.)"

h.   Change in name                       "In settlement of a lawsuit, we
                                          agreed to change our business name."

        As to subject matters listed under 6e, 6f, 6g, and 6h, above, the parties have agreed that they will be restricted to the use of the scripted responses until July 1, 1992. As to the subject matters listed in paragraphs 6a, 6b, 6c, and 6d, the parties agree that they will be restricted to the scripted responses until January 1, 1993.

        The parties agree that if it is determined a customer, dealer, vendor, or any other persons has contacted the wrong party that under no circumstances will there be an attempt to sell, market, or discuss their products or services with such person. The party should state the appropriate response and terminate the conversation. In the event any mail, facsimile transmission, or any other written communication is misdelivered, the party receiving it will promptly forward the writing to the other company without copying, using, or relying on the writing for any purpose. If a person contacts one of the parties to this Agreement, believing it to be the other party, this may not be used as an occasion to promote or transact business with the mistaken caller. The parties will advise all independent dealers about the terms of this Settlement Agreement and request their assistance to insure compliance with the terms and spirit of the Agreement.

        7. CHAIR WORKS will transfer all its right, title and interest in Letters Patent of the United States, Application Serial No. 541,093 and Patent No. 4,552,404, entitled "Neutral Body Posture Chair", filed October 12, 1983, and issued on November 12, 1985, to JEROME J. CONGLETON as shown in the Patent Assignment attached as Exhibit "A". The interest of CHAIR WORKS in the Patent was acquired from the Small Business Administration and/or Allied Bank as a result of a foreclosure sale under the Uniform Commercial Code. JEROME J. CONGLETON agrees to execute only two license agreements of the Patent for the manufacturing of commercial, industrial, and laboratory chairs as follows: (1) a license agreement with ERGONOMIC CHAIRS which shall be non-assignable and non-transferable in the form reflected in Exhibit "B", attached hereto and incorporated herein for all purposes; and (2) a license agreement with CHAIR WORKS which shall be non-assignable and non-transferable in the form as reflected in Exhibit "C" attached hereto and incorporated herein for all purposes. The license agreement(s) for the Patent for the manufacturing of commercial, industrial, and laboratory chairs shall be null and void in the event of an attempt to assign said Patent license or in the event of a transfer as defined herein. JEROME J. CONGLETON agrees not to permit or license any other party to use or practice the Patent for the manufacturing of commercial, industrial, and laboratory chairs. A "Transfer" is defined as the sale or transfer of more than fifty percent (50%) of the assets and/or outstanding shares of CHAIR WORKS or ERGONOMIC

CHAIRS or an attempted assignment of the license agreement. It is agreed by the parties that neither party will object to, dispute, or contend that CHAIR
WORKS or ERGONOMIC CHAIRS does not have the right to produce commercial, industrial, and laboratory chairs or the right to claim that such chairs are being produced pursuant to a license to a patent or are "patented" products, as long as the license agreement(s) are still in full force and effect. In the event of a transfer as defined herein by CHAIR WORKS or ERGONOMIC CHAIRS resulting in the voiding of the Patent license agreement(s), it is agreed by the parties that neither party will object to, dispute, or contend that the successor, assignee, or purchaser of CHAIR WORKS or ERGONOMIC CHAIRS does not have the right to produce commercial, industrial, and laboratory chairs, although said successor company will not have the right to claim that such chairs are being produced pursuant to a license to a patent or are "patented" products. JEROME J. CONGLETON will not object to, dispute, contest, or contend that CHAIR WORKS or ERGONOMIC CHAIRS or their successors and assigns do not have the right to produce commercial, industrial, and laboratory chairs or claim, contend, dispute, or contest said companies' production as being an infringement of the Patent so long as CHAIR WORKS or ERGONOMIC CHAIRS or their successors and assigns are producing the same or substantially the same commercial, industrial, and laboratory chairs currently being produced by said companies under the license agreement(s).

        8. ERGONOMIC CHAIRS and CHAIR WORKS agree that they will not interfere with, discuss, or solicit any agreement, purchase order, or contracts of the other company which are in existence at the time of this Settlement Agreement. Except as provided for in paragraph 9 below, this provision does not prohibit or restrict either company from competing for any future orders, agreements, or contracts with the same customers so long as such competition is done in compliance with this Settlement Agreement.

        9. ERGONOMIC CHAIRS, specifically including JEROME J. CONGLETON, JAYE CONGLETON, REBECCA CONGLETON BOENIGK, their officers, directors, employees, servants, agents, representatives, and sales representatives under the parties control, expressly excluding independent dealers, agree not to contact the following companies for any purpose, including the sale of any products to said companies, to solicit said companies for any purchases or to enter into any contractual relationships with such companies until December 1, 1991:

        a.      The Harris Corporation
        b.      IBM
        c.      Kodak
        d.      Lockheed
        e.      Texaco
        f.      Texas Instruments

        In the event that any of these six (6) companies contact ERGONOMIC CHAIRS, the parties, or any of their officers, directors, employees, agents, servants, or representatives within this time frame, such parties are to inform the company or its representative that "our company is prohibited by court order and agreement from discussing the sale of any products with you until December 1, 1991. We are also restricted and prohibited from selling any products to you until that date." To evidence their agreement not to compete for these customers, ERGONOMIC CHAIRS agrees to execute a Non-Competition Agreement in a form as shown in Exhibit "D" attached hereto. ERGONOMIC CHAIRS will advise all independent dealers currently selling or marketing ERGONOMIC CHAIRS products or who contact ERGONOMIC CHAIRS about selling its product until December 1, 1991, of the terms of the Non-Competition Agreement and of the restriction on sales to the listed companies. ERGONOMIC CHAIRS will request the assistance of such independent dealers to insure compliance with the terms and spirit of this Settlement Agreement.

        10. ERGONOMIC CHAIRS agrees not to use the logo attached hereto marked Exhibit "E" at any time in the future in connection with the sale of its products and will not challenge the right of CHAIR WORKS to use the trademark in the advertising of its company or products. Any existing advertising of ERGONOMIC CHAIRS employing this trademark will be destroyed.

        11. The test study performed by the Industrial Engineering Staff at the Internal Revenue Service, Austin Service Center (Exhibit "F") is the exclusive property of the CHAIR WORKS. ERGONOMIC CHAIRS agrees not to use the IRS study and test results for any purpose, including, but not limited to, advertisements. The FDA registration number 1640211 is to be used exclusively by CHAIR WORKS. ERGONOMIC CHAIRS agrees not to use or refer to such FDA registration number for any purpose, including, but not limited to, advertisements and purchase order numbers.

        12. The parties will execute a joint and mutual release without the payment of any monetary consideration by either party (Exhibit "G"). Each party will bear their own attorney's fees, court costs, and other expenses associated with the litigation. Except for the provisions granting Injunctive relief in the Judgment, a final judgment will be entered directing that each party take nothing from the other in the litigation. A final judgment will be entered in the litigation granting permanent injunctive relief which will, by the agreement of the parties, restrain and enjoin each of the parties, their officers, directors, employees, representatives, agents, servants, successors, and assigns from any conduct or action prohibited or restricted under this Settlement Agreement. The Injunctive Order will provide that it can be enforced by either contempt action or a suit for recovery of damages for violation of this Settlement Agreement and/or the final judgment. The Judgment to be tendered to the Court for entry is attached hereto and marked Exhibit "H".

        It is the intent of all parties to this Settlement Agreement to allow each to compete on the open market manufacturing similar products and to avoid and prevent any confusion between the two businesses and their former association. It is also the intent of the parties to this Settlement Agreement that the competition and marketing of the products and services to be provided be conducted in an honest, nondisparaging manner and that each company not use the former association between the parties, the acquisition of the assets of Congleton Workplace Systems, or the allegations and contentions of the parties in this litigation for a competitive advantage.

        13. WHEREAS, DREW JEROME CONGLETON is an employee and/or owner of CHAIR WORKS, but is not a named party to the litigation above-described; however, it is the intention of this Agreement that all of the CONGLETON family cease using the CONGLETON name as set forth in this Agreement. Therefore, DREW JEROME CONGLETON agrees to be bound by all of the terms of this settlement agreement as evidenced by his signature hereto.

        14. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors, and assigns of the parties hereto. Several obligations created by this Agreement have a finite term as specifically stated within the Agreement. Unless an obligation is stated to have a definitive term, it is expected that the obligation will continue into perpetuity.

        15. This Agreement is executed and fully performable in Brazos County, Texas. Venue for the enforcement of this Agreement shall be in Brazos County, Texas. It is agreed that any action to enforce the injunctive relief granted in Cause No. 33,588-85, in the 85th Judicial District Court of Brazos County, Texas, shall be maintained in that Court or in another court of competent jurisdiction in Brazos County, Texas, if directed by the Court.

        This Agreement is signed and entered into on this the 1st day of May, 1991.

  /s/ JEROME J. CONGLETON                           /s/ JAYE CONGLETON
---------------------------------             ---------------------------------
JEROME J. CONGLETON                           JAYE CONGLETON

/s/ REBECCA CONGLETON BOENIGK
---------------------------------
REBECCA CONGLETON BOENIGK

CONGLETON ERGONOMIC CHAIRS, INC.

By: /s/ REBECCA CONGLETON BOENIGK
    -----------------------------
    President

      /s/ MARK McMILLAN                             /s/ MICHAEL McWHORTER
---------------------------------              ---------------------------------
MARK McMILLAN                                  MICHAEL McWHORTER

CONGLETON CHAIR WORKS, INC.                        /s/ DREW JEROME CONGLETON
f/k/a LUBBOCK MOLASSES, INC.                   ---------------------------------
d/b/a/ CONGLETON CHAIR WORKS OF                DREW JEROME CONGLETON
COLLEGE STATION

By:     /s/ GALEN E. GREEN
    -----------------------------

THE STATE OF TEXAS     )
COUNTY OF BRAZOS       )

        BEFORE ME, the undersigned authority, on this day personally appeared JEROME J. CONGLETON, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 1st day of May, 1991.

                                                   /s/ LEATRICE BOUSE
                                              ---------------------------------
                                              Notary Public, State of Texas

THE STATE OF TEXAS    )
COUNTY OF BRAZOS      )

        BEFORE ME, the undersigned authority, on this day personally appeared JAYE CONGLETON, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 2nd day of May, 1991.

          [SEAL]                            /s/     CONNI D. KORTH
                                            -----------------------------
                                            Notary Public, State of Texas

THE STATE OF TEXAS   )
COUNTY OF BRAZOS     )

BEFORE ME, the undersigned authority, on this day personally appeared
REBECCA CONGLETON BOENIGK, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 1st day of May, 1991.

                                            /s/    LEATRICE BOUSE
                                            -----------------------------
                                            Notary Public, State of Texas

THE STATE OF TEXAS   )
COUNTY OF BRAZOS     )

        BEFORE ME, the undersigned Notary Public, in and for the State of Texas, personally appeared [signed] REBECCA CONGLETON BOENIGK, [signed] JEROME
J. CONGLETON of CONGLETON ERGONOMIC CHAIRS, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        SWORN TO AND SUBSCRIBED before me on this 1st day of May, 1991.


                                            /s/    LEATRICE BOUSE
                                            -----------------------------
                                            Notary Public, State of Texas

THE STATE OF TEXAS      )
COUNTY OF BRAZOS        )

        BEFORE ME, the undersigned authority, on this day personally appeared MARK McMILLAN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 3rd day of May, 1991.

[SEAL]

                                  /s/  CHERIE E. NIBLETT
                                -----------------------------
                                Notary Public, State of Texas


THE STATE OF TEXAS      )
COUNTY OF BRAZOS        )

        BEFORE ME, the undersigned authority, on this day personally appeared MICHAEL McWHORTER, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 3rd day of May, 1991.

[SEAL]

                                  /s/  CHERIE E. NIBLETT
                                -----------------------------
                                Notary Public, State of Texas


THE STATE OF TEXAS      )
COUNTY OF BRAZOS        )

        BEFORE ME, the undersigned authority, on this day personally appeared DREW JEROME CONGLETON, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 3rd day of May, 1991.

[SEAL]

                                  /s/  CHERIE E. NIBLETT
                                -----------------------------
                                Notary Public, State of Texas

THE STATE OF TEXAS     )
COUNTY OF BRAZOS       )

        BEFORE ME, the undersigned Notary Public in and for the State of Texas, personally appeared GALEN E. GREEN, Secretary, of CONGLETON CHAIR WORKS, INC., f/k/a LUBBOCK MOLASSES, INC. d/b/a CONGLETON CHAIR WORKS OF COLLEGE STATION, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

        SWORN TO AND SUBSCRIBED before me on this 3rd day of May, 1991.

                                                 /s/ CHERIE E. NIBLETT
    [SEAL]                                   -----------------------------
                                             Notary Public, State of Texas

                            PATENT LICENSE AGREEMENT

        THIS AGREEMENT made this the 15th day of May, 1991, by and between JEROME J. CONGLETON (herein called "Licensor") and THE CHAIRWORKS f/k/a CONGLETON CHAIR WORKS, INC. (herein called "Licensee").

        WHEREAS, Licensor is the owner of the entire right, title and interest in, to and under U. S. Patent Application Serial No. 541,093 and Patent No. 4,552,404, entitled "Neutral Body Posture Chair", filed on October 12, 1983, and issued on November 12, 1985 (herein referred to as the "Patented Product");

        WHEREAS, Licensee is desirous of securing and Licensor is willing to grant an exclusive license to Licensee and one other Licensee (Neutral Posture Ergonomics, Inc.) under the patent to manufacture, use, sell and otherwise practice the Patented Product in its application to industrial, laboratory, and office chairs;

        NOW, THEREFORE, in consideration of the payment of ONE DOLLAR ($1.00) and other good and valuable consideration, including the execution of an Assignment of The Chairworks's rights, title and interest in said Patented Product to Licensor and the execution of a Settlement Agreement between Licensor and Licensee, the receipt of which is hereby acknowledged and confessed, and in consideration of the covenants and obligations hereinafter set forth to be well and truly performed, the parties hereby agree as follows:

        1. Licensor agrees to and does hereby grant to Licensee the sole and exclusive right and license, together with the license and rights granted to Neutral Posture Ergonomics, Inc. by Patent License Agreement which is executed contemporaneously herewith, to manufacture, use, sell, and otherwise practice the Patented Product in its application to industrial, laboratory, and office chairs.

        2. Licensee agrees to pay all costs related to prosecution, issuance and maintenance of the Patented Product in the areas in which this License Agreement is granted.

        3. This License is personal to Licensee and may not be assigned or transferred. In the event that Licensee attempts to assign or transfer this License Agreement, it shall be considered null and void and of no force and effect. Licensee shall not sublicense any third party to manufacture, use, sell or otherwise practice the Patented Product. In the event of a sale of all, or substantially all of the assets and/or outstanding stock of Licensee to a third party, this License Agreement shall be null and void and of no force and effect.

        4. Unless sooner terminated or by mutual agreement of the parties, this Agreement shall continue in full force and effect until the expiration of the Licensed Patent or any reissue, continuation or extension thereof.

        5. In the event of any adjudication of bankruptcy, appointment of a receiver by a court of competent jurisdiction, assignment for the benefit of creditors or levy of execution directly involving Licensee, or in the event that Licensee is liquidated or disbanded for any reason, this Agreement shall thereupon forthwith terminate and no longer be of any further force and effect.

        6. License agrees to use every reasonable endeavor to mark all apparatus embodying the invention with the number of patent thereon during the life of the patent.

        7. This License Agreement does not include application of the Patent to chairs or seating which are not intended for industrial, laboratory, and office use.

        8. This License Agreement shall be construed and performed in accordance with the laws of the State of Texas. This License Agreement is to be construed together with the

Settlement Agreement and Assignment of Patent in order to express the intent of the parties.

                                        LICENSOR:


                                        /s/  JEROME J. CONGLETON
                                        --------------------------------
                                        JEROME J. CONGLETON


                                        LICENSEE:
                                        THE CHAIRWORKS


                                    By: /s/ GALEN E. GREEN
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